Commitments, Contingencies and Off-Balance-Sheet Risk	12 Months Ended
Dec. 31, 2012
Commitments, Contingencies and Off-Balance-Sheet Risk

NOTE 15—COMMITMENTS, CONTINGENCIES AND OFF-BALANCE-SHEET RISK

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amount of financial instruments with off-balance-sheet risk was as follows at year-end.

	2012		2011
	Fixed	Variable	Fixed	Variable
	Rate	Rate	Rate	Rate
Commitments to extend credit:
Lines of credit and construction loans	$9,378	$118,182	$6,913	$111,710
Overdraft protection	51	19,726	1,320	17,828
Letters of credit	294	396	200	424

	$9,723	$138,304	$8,433	$129,962

Commitments to make loans are generally made for a period of one year or less. Fixed-rate loan commitments included above had interest rates ranging from 2.25% to 15.00% at December 31, 2012 and 2.25% to 15.00% at December 31, 2011. Maturities extend up to 40 years.

Citizens is required to maintain certain reserve balances on hand in accordance with the Federal Reserve Board requirements. The average reserve balance maintained in accordance with such requirements was $1,217 on December 31, 2012 and $998 on December 31, 2011.